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                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982


                              HEARTLAND GROUP, INC.
                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

                             __________________________

                       Supplement Dated November 14, 2003
                                       to
                         Prospectus Dated April 9, 2003

                             __________________________

Closing of Heartland Value Fund

     Effective as of the close of business on November 26, 2003, the Heartland Value Fund will be closed to most new investors. The Fund will also not accept exchanges from other Heartland funds after this date. The closing is intended to promote long-term investments in the Fund, thereby contributing to a more stable asset base and the continued efficient management of the Fund. This decision was made after considering the current size of the Fund (approximately $1.7 billion at September 30, 2003) and the availability of common stocks of smaller companies that meet the Fund's investment criteria. To ensure that quality services are provided to existing and eligible new investors, no changes will be made to the various fees paid by the Fund.

     The Fund will continue to accept investments from the following persons or entities, who may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted:

          .    Current investors in the Fund;

          . Employer-sponsored retirement accounts (such as plans qualified under Sections 401, 403 and 457 of the Internal Revenue Code);

          .    Traditional and Roth IRA accounts;

          .    Any trust accounts; and

          . Officers, directors and employees of Heartland Group, Inc. or Heartland Advisors, Inc.

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Rule 12b-1 Fees

     Effective as of November 14, 2003, the section titled "Rule 12b-1 Fees" on page eight of the Prospectus is deleted in its entirety and replaced with the following:

               Each Fund has adopted a plan under Rule 12b-1 whereby the Fund pays the Fund's principal underwriter and distributor, Heartland Investor Services, LLC (the "Distributor"), an amount up to 0.25% of the Fund's average daily net assets, computed on an annual basis and paid monthly, as reimbursement for expenses incurred in distributing Fund shares and in providing certain shareholder services. All or a portion of these fees may be paid to brokers, dealers, banks and others who provide various services to its customers who hold Fund shares. Among others, these services may include: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. Because each Fund pays 12b-1fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Customer Identification Program

     Heartland Group, Inc. has adopted a customer identification program as required by the USA PATRIOT Act. The USA PATRIOT Act is designed to help the government fight the funding of terrorism and money laundering activities. It specifically requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

     Under Heartland's customer identification program, when you open an account we will ask for your name, street address, date of birth, social security number and other information that will allow us to identify you. Corporate accounts will require other similar information. We may also ask to see other identifying documents.

     Heartland reserves the right not to open an account or process any purchases, redemptions or exchanges unless and until we can confirm your identity. We also may close an account if there are any discrepancies in the identifying information you have provided.